EXHIBIT 99.3


             COLONIAL COMMERCIAL CORP. REPORTS ON FINANCIAL RESULTS;
                    BECOMES CURRENT ON SEC FINANCIAL FILINGS

                              FOR IMMEDIATE RELEASE


         LEVITTOWN, New York (February 25, 2004) Colonial Commercial Corp. ("CCOM.PS" and "CCOMP.PS") today announced its financial results for the first three calendar quarters of 2003 and for additional periods before 2003. The Company also announced that it is now current in its SEC filings. The Company's filings on Form 10-K for the years ended December 31, 2001 and December 31, 2002, and on quarterly Form 10-Q for 2002 and the three calendar quarters for 2003, are available at the SEC's website at WWW.SEC.GOV.

         Revenues for the third quarter and the nine months ended September 30, 2003 were $11,321,632 and $30,368,961, respectively, compared with $10,591,830 and $26,996,230 for the same periods in 2002. Net income was $325,659 and $437,394, respectively, compared with $142,393 and a loss of $95,001 for the same periods in 2002.

         Revenues for the full calendar years 2001 and 2002 were $31,080,398 and $36,998,800 respectively. For the year ended December 31, 2001, the Company incurred a loss of $7,602,324, which included a loss from discontinued operations of $5,991,514. For the year ended December 31, 2002, the Company had net income of $3,194,385, which included income from discontinued operations of $3,300,695.

         On September 30, 2003, Colonial purchased substantially all of the assets of RAL Supply Group, Inc. RAL Supply Group is headquartered in Middletown, New York and is a leading distributor of heating and cooling equipment and high-end plumbing fixtures in Orange, Rockland, Putnam, Ulster and Sullivan counties in New York. A wholly owned subsidiary of Colonial Commercial Corp. conducts the acquired operation as RAL Supply Group, Inc.

         Bernard Korn, the Company's Chairman and CEO, said, "We believe Colonial's future is promising. Universal Supply Group, Inc., our continuing operation, has had significant increases in sales and operating profits in the past five years. It has a superior reputation among customers, as well as a variety of exclusive and semi-exclusive distribution agreements with manufacturers. Its management is experienced and has the leadership qualities and focus to continue to grow and succeed."

         On November 25, 2003, the Company announced that it had appointed Weiser LLP as its independent auditors to replace KPMG LLP. Weiser will conduct the calendar year 2003 audit. Colonial intends to remain current with its SEC filings.

         Colonial distributes climate control systems and over 350 different heating and air conditioning and high-end plumbing fixtures product lines through its Universal Supply Group, Inc., American/Universal Supply Inc. and RAL Supply Group, Inc. subsidiaries to heating, ventilating and air conditioning
(HVAC) contractors. These contractors in turn sell these products to residential and commercial/industrial customers. Universal also provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. It is a leader in the design of direct digital control systems and systems that control multi-location facilities through the Internet. Universal is headquartered in New Jersey, and, with its affiliates, operates out of eight locations in New Jersey; nine in New York and one in Pennsylvania.

         THIS PRESS RELEASE INCLUDES STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING" STATEMENTS, USUALLY CONTAINING THE WORDS "BELIEVE", "ESTIMATE", "PROJECT", "EXPECT" OR SIMILAR EXPRESSIONS. THESE STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. FACTORS THAT WOULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS IN THE MARKETPLACE, COMPETITIVE FACTORS, DEPENDENCE UPON THIRD-PARTY VENDORS, AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC REPORT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. BY MAKING THESE FORWARD-LOOKING STATEMENTS, THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE STATEMENTS FOR REVISIONS OR CHANGES AFTER THE DATE OF THIS RELEASE.


                    For further information, please contact:
          Bernard Korn, CEO or James W. Stewart, CFO at (516) 681-4647

              Financial results included in the SEC filings follow.













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


                            COLONIAL COMMERCIAL CORP.
                                AND SUBSIDIARIES

                          SELECTED FINANCIAL HIGHLIGHTS
                                   (Unaudited)

                               Year              Year          Quarter      Quarter         Quarter       Nine Months
                              Ended              Ended          Ended        Ended            Ended          Ended
                              December          December        March         June          September      September
                                 31,              31,            31,            30,             30,            30,
                                2001             2002           2003            2003            2003          2003
                              (AUDITED)        (AUDITED)     (UNAUDITED)     (UNAUDITED)     (UNAUDITED)    (UNAUDITED)

Sales                       $ 31,080,398      36,998,800    $  8,357,683      10,689,646      11,321,632      30,368,961
Cost of Sales                 21,735,358      26,379,504       5,892,239       7,691,595       8,097,564      21,681,398
                            ------------    ------------    ------------    ------------    ------------    ------------
Gross Profit                   9,345,040      10,619,296       2,465,444       2,998,051       3,224,068       8,687,563

General and
Administrative                 8,825,180      10,392,729       2,550,887       2,704,544       2,841,206       8,096,637
                            ------------    ------------    ------------    ------------    ------------    ------------

Operating Income (Loss)          519,860         226,567         (85,443)        293,507         382,862         590,926

Other                            230,038         285,971          84,005          55,802         134,410         274,217
Interest Income                   10,706           1,939             153             171             370             694
Interest Expense                (713,626)       (583,620)       (150,541)       (147,883)       (149,182)       (447,606)
                            ------------    ------------    ------------    ------------    ------------    ------------

Income (Loss) Before
  Income Taxes                    46,978         (69,143)       (151,826)        201,597         368,460         418,231

Income Taxes State                32,786          37,167           8,629          20,778          42,801          72,208

Income Taxes Federal           1,625,002            --           (91,371)           --              --           (91,371)
                            ------------    ------------    ------------    ------------    ------------    ------------


Net Income (Loss)
  Continuing Operations       (1,610,810)       (106,310)        (69,084)        180,819         325,659         437,394

Net Income (Loss)
  Discontinued Operations
                              (5,991,514)      3,300,695            --              --              --              --

Net Income (Loss)           $ (7,602,324)      3,194,385         (69,084)        180,819         325,659         437,394
                            ============    ============    ============    ============    ============    ============
Income (Loss)
  Per Common Share:
  Basic
    Continuing Operations   $      (1.00)   $      (0.07)   $      (0.04)   $       0.11    $       0.14    $       0.24
    Discontinued
    Operations                     (3.74)           2.06            --              --              --              --
                            ------------    ------------    ------------    ------------    ------------    ------------
    Net Income (Loss)
       Per Common Share     $      (4.74)   $       1.99    $      (0.04)   $       0.11    $       0.14    $       0.24
                            ============    ============    ============    ============    ============    ============

  Diluted
     Continuing             $      (1.00)   $      (0.07)   $      (0.04)   $       0.06    $       0.08    $       0.13
Operations
     Discontinued                  (3.74)           2.06            --              --              --              --
                            ------------    ------------    ------------    ------------    ------------    ------------
Operations

     Net Income (Loss)
        Per Common Share    $      (4.74)   $       1.99    $      (0.04)   $       0.06    $       0.08    $       0.13
                            ============    ============    ============    ============    ============    ============

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



                                       Quarter       Quarter        Quarter      Nine Months
                                        Ended         Ended           Ended         Ended
                                      March 31,      June 30,      September 30, September 30,
                                        2002           2002           2002          2002
                                    (Unaudited)     (Unaudited)    (Unaudited)   (Unaudited)

Sales                               $ 7,230,926      9,173,474     10,591,830     26,996,230
Cost of Sales                         5,019,904      6,528,148      7,690,627     19,238,679
                                    -----------    -----------    -----------    -----------
Gross Profit                          2,211,022      2,645,326      2,901,203      7,757,551

General and Administrative            2,303,435      2,600,333      2,730,264      7,634,032
                                    -----------    -----------    -----------    -----------

Operating Income (Loss)                 (92,413)        44,993        170,939        123,519

Other                                    38,448         55,257        140,777          1,503
Interest Income                             603            552            348        234,482
Interest Expense                       (135,902)      (147,226)      (153,868)      (436,996)
                                    -----------    -----------    -----------    -----------


Income (Loss) Before Income Taxes      (189,264)       (46,424)       158,196        (77,492)
Income Taxes - State                       --            1,707         15,802         17,509

Income Taxes - Federal                     --            --             --             --
                                    -----------    -----------    -----------    -----------

Net Income (Loss)                   $  (189,264)       (48,131)       142,393        (95,001)
                                    ===========    ===========    ===========    ===========

Income (Loss) Per Common Share:
  Basic                             $     (0.12)   $     (0.03)   $      0.09    $     (0.06)
                                    ===========    ===========    ===========    ===========
  Diluted                           $     (0.12)   $     (0.03)   $      0.05    $     (0.06)
                                    ===========    ===========    ===========    ===========

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